Exhibit 99.1

Page 1 of 7

GSV Capital Corp. Reports Second Quarter 2017 Financial Results

Net Asset Value of $9.11 per Share as of June 30, 2017

Board of Directors Approves $5.0 Million Share Repurchase Program

WOODSIDE, Calif., August 8, 2017 (GLOBE NEWSWIRE) -- GSV Capital Corp. (“GSV Capital” or the “Company”) (Nasdaq:GSVC) today announced financial results for the quarter ended June 30, 2017. Net assets totaled approximately $202.1 million, or $9.11 per share, at June 30, 2017, as compared to $8.83 per share at March 31, 2017 and $8.66 per share at December 31, 2016.

“We are pleased with the progress GSV Capital has made in the second quarter, as the overall portfolio continues to perform well, and concentrate on meaningful positions in leading private companies such as Palantir, Spotify, Dropbox, Coursera, and Lyft,” said Michael Moe, Executive Chairman of GSV Capital.

"We are optimistic that a more robust IPO market and continued M&A activity will be a positive catalyst for our portfolio, but we remain determined to take proactive steps to maximize shareholder value,” Moe continued. “To this end, we are assertively monetizing positions as opportunities arise, and our Board of Directors approved a $5.0 million discretionary share repurchase program. Additionally, we are pleased to announce that GSV Capital's lead director, Mark Klein, will transition to the role of CEO, effective August 11, 2017, where he will focus on enhancing shareholder value and the operations of the fund. Moving forward, I will continue to serve as Executive Chairman of GSV Capital’s Board of Directors and will focus on investment strategy."

Investment Portfolio as of June 30, 2017

At June 30, 2017, GSV Capital held positions in 38 portfolio companies with an aggregate fair value of approximately $282.8 million. Excluding treasuries, the Company’s top ten portfolio company investments accounted for 62.6% of the total portfolio at fair value.

Top Ten Investments at June 30, 2017

$ in millions (rounded)	Fair Value	% of Total Portfolio
Palantir Technologies, Inc.	$37.0	13.1%
Spotify Technology S.A.	27.0	9.6
JAMF Holdings, Inc.	20.6	7.3
Coursera, Inc.	18.4	6.5
Dropbox, Inc.	14.9	5.3
Chegg, Inc.	14.5	5.1
General Assembly Space, Inc.	13.0	4.6
Course Hero, Inc.	10.5	3.7
Lytro, Inc.	10.5	3.7
Ozy Media, Inc.	10.5	3.7
Total (rounded)	$176.9	62.6%

Of the five key investment themes GSV Capital has identified in its portfolio as of June 30, 2017, Education Technology is its largest commitment, accounting for 36.7% of the total portfolio (excluding treasuries) at fair value. Cloud Computing and Big Data represents 32.7% of the total portfolio (excluding treasuries) at fair value, and Social Mobile, Marketplaces, and Sustainability represent 18.8%, 11.2% and 0.6% of the total portfolio (excluding treasuries) at fair value, respectively.

Second Quarter 2017 Portfolio Investment Activity

During the six months ended June 30, 2017, GSV Capital did not purchase or sell any investments.

Subsequent to quarter-end, through August 8, 2017, GSV Capital sold shares in the following portfolio company:

	Shares	Average Net Share	Net	Realized
Portfolio Company	Sold	Price [1]	Proceeds	Gains	IRR

Chegg, Inc.	400,600	$14.33	$5,739,896	$990,491	3.2%

__________

(1)        The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).

Second Quarter 2017 Financial Results

	Quarter Ended June 30, 2017		Quarter Ended June 30, 2016
	$ in millions (rounded)	per share	$ in millions (rounded)	per share

Net investment loss	$(5.9)	$(0.27)	$(1.5)	$(0.07)

Net realized gains/(losses)	$(0.7)	$(0.03)	$1.1	$0.05

Net change in unrealized appreciation/(depreciation) of investments	$12.8	$0.58	$(15.9)	$(0.72)

Net increase/(decrease) in net assets resulting from operations - basic	$6.2	$0.28	$(16.3)	$(0.74)

Weighted-average common basic shares outstanding were approximately 22.2 million for each of the quarters ended June 30, 2017 and 2016.

GSV Capital’s liquid assets were $21.7 million as of June 30, 2017, consisting of $2.6 million of cash, $14.5 million of public securities not subject to lock-up agreements, and $4.6 million of public securities subject to a lock-up agreement, which lock-up period subsequently expired on July 31, 2017.

At quarter-end, GSV Capital had $8.0 million of borrowings outstanding and $4.0 million of borrowing capacity available under its $12.0 million credit facility. As of August 8, 2017, GSV Capital has no borrowings outstanding and $12.0 million of borrowing capacity available to it under its credit facility.

Recent Developments

On August 8, 2017, GSV Capital announced Michael Moe’s resignation as its Chief Executive Officer, effective August 11, 2017. Mr. Moe will continue to serve as Chairman of GSV Capital’s Board of Directors. GSV Capital’s Board of Directors has appointed Mark Klein, a member of GSV Capital’s Board of Directors and a consultant to its adviser, GSV Asset Management, LLC, to serve as Chief Executive Officer, effective August 11, 2017.

Given the material discount between the share price and net asset value per share, on August 7, 2017, GSV Capital's Board of Directors authorized a new discretionary share repurchase program of shares of GSV Capital common stock of up to $5.0 million over 12 months, until the earlier of (i) August 6, 2018 or (ii) the repurchase of $5.0 million in aggregate amount of GSV Capital common stock. Under the discretionary repurchase program, the Company may, but is not obligated to, repurchase its outstanding common stock from time to time in the open market provided that the Company complies with the prohibitions under its insider trading policies and procedures and the applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Exchange Act of 1934, as amended.

The timing and number of shares to be repurchased will depend on a number of factors, including market conditions and alternative investment opportunities. In addition, any repurchases will be conducted in accordance with the 1940 Act. The Company has not yet been active in the current repurchase program and there are no assurances that it will engage in repurchases, but if market conditions warrant, the Company now has the ability to take advantage of situations where the Company's management believes share repurchases would be advantageous to the Company and to its stockholders.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call access number for U.S. participants is 888-395-3239, and the conference call access number for participants outside the U.S. is 719-457-2617. The conference ID number for both access numbers is 2952199. Additionally, interested parties can listen to a live webcast of the call from the "Investor Relations" section of GSV Capital's website at http://investors.gsvcap.com/. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed until 5:00 p.m. PT (8:00 p.m. ET) on August 15, 2017 by dialing 866-375-1919 (U.S.) or 1 719-457-0820 (International) and using conference ID number 2952199.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Founded by industry veteran Michael Moe, the Company seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

Follow GSV Capital on Twitter: @gsvcap

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of our future performance, condition or results of operations and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.

Contact

GSV Capital Corp.

(650) 235-4769

IR@gsvam.com

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

	June 30, 2017	December 31, 2016
ASSETS
Investments at fair value:
Investments in controlled securities (cost of $22,982,044 and $22,893,441, respectively) (1)	$19,855,423	$19,037,566
Investments in affiliated securities (cost of $49,197,923 and $51,773,388, respectively) (1)	39,608,382	42,444,690
Investments in non-controlled/non-affiliated securities (cost of $181,314,446 and $204,101,445, respectively)	223,304,013	200,532,890
Investments in treasury bill (cost of $99,988,000 and $29,998,750, respectively)	99,994,000	29,998,490
Total Investments (cost of $353,482,413 and $308,767,024, respectively)	382,761,818	292,013,636

Cash	2,602,570	8,332,634
Interest and dividends receivable	337,100	92,946
Prepaid expenses and other assets	72,556	213,942
Deferred financing costs	446,018	311,268
Total Assets	386,220,062	300,964,426

LIABILITIES
Due to:
GSV Asset Management (1)	347,807	422,025
Accounts payable and accrued expenses	243,058	335,611
Accrued incentive fees (1)	6,274,577	2,126,444
Accrued management fees (1)	396,428	524,054
Accrued interest payable	1,061,729	1,056,563
Payable for securities purchased	89,483,890	26,498,750
Deferred tax liability	10,359,371	10,359,371
Credit facility payable	8,000,000	-
Convertible Senior Notes Payable 5.25% due September 15, 2018 (2)	67,943,431	67,512,798
Total Liabilities	184,110,291	108,835,616

Commitments and contingencies (Notes 6 and 9)

Net Assets	$202,109,771	$192,128,810

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 22,181,003 and 22,181,003 issued and outstanding, respectively)	$221,810	$221,810
Paid-in capital in excess of par	221,237,636	221,237,636
Accumulated net investment loss	(12,135,169)	(1,443,996)
Accumulated net realized losses on investments	(26,134,541)	(773,882)
Accumulated net unrealized appreciation/(depreciation) of investments	18,920,035	(27,112,758)
Net Assets	$202,109,771	$192,128,810

Net Asset Value Per Share	$9.11	$8.66

(1)	This balance is a related-party transaction.
(2)	The Convertible Senior Notes have a face value of $69,000,000.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
INVESTMENT INCOME
Interest income from controlled securities (1)	$67,368	$15,528	$126,777	$20,417
Interest income / (reversal of interest accrual) from affiliated securities (1) (3)	96,695	(73,894)	192,372	18,584
Interest income from non-controlled/non-affiliated securities	8,434	4,247	16,807	9,532
Dividend income from controlled securities (1)	125,000	-	300,000	-
Other income from non-controlled/non-affiliated securities	73,096	-	73,096	-
Total Investment Income	370,593	(54,119)	709,052	48,533

OPERATING EXPENSES
Management fees (1)	1,359,180	1,740,223	2,813,600	3,698,223
Incentive fees/(Reversal of incentive fee accrual) (1)	2,430,825	(2,907,224)	4,148,133	(8,025,808)
Costs incurred under administration agreement (1)	449,110	698,692	980,594	1,298,642
Directors’ fees	73,063	86,250	155,980	172,500
Professional fees	702,808	388,375	964,998	1,025,503
Interest expense	1,155,060	1,184,326	2,281,833	2,367,489
Tax expense	45,690	-	46,490	-
Other expenses	207,716	207,280	360,297	417,018
Total Operating Expenses	6,423,452	1,397,922	11,751,925	953,567
Management Fee Waiver	(169,898)	-	(351,700)	-
Total operating expenses,
net of waiver of management fees	6,253,554	1,397,922	11,400,225	953,567
Net Investment Loss	(5,882,961)	(1,452,041)	(10,691,173)	(905,034)

Net Realized Gains/(Losses):
From affiliated securities	(675,495)	-	(2,578,909)	-
From non-controlled/non-affiliated securities	4,003	1,104,361	(22,781,750)	(4,970,709)
Net Realized Gains/(Losses) on investments	(671,492)	1,104,361	(25,360,659)	(4,970,709)

Net Change in Unrealized Appreciation/
(Depreciation) on investments:
From controlled securities	(963,393)	60,073	729,254	(206,655)
From affiliated securities	(1,687,511)	(5,219,631)	(260,843)	(6,367,818)
From non-controlled/non-affiliated securities	15,403,432	(10,774,328)	45,564,382	(28,780,414)

Total Change in Unrealized Appreciation/ (Depreciation) on investments	12,752,528	(15,933,886)	46,032,793	(35,354,887)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,198,075	$(16,281,566)	$9,980,961	$(41,230,630)

Net Increase/(Decrease) in Net Assets Resulting
from Operations per Common Share
Basic	$0.28	$(0.74)	$0.45	$(1.86)
Diluted (2)	$0.26	$(0.74)	$0.44	$(1.86)

Weighted-Average Common Shares Outstanding
Basic	22,181,003	22,181,003	22,181,003	22,181,003
Diluted (2)	27,932,818	22,181,003	27,932,818	22,181,003

(1)	This balance is a related-party transaction.

(2)	For the three months ended June 30, 2016, 5,710,212 potentially dilutive common shares, respectively, were excluded from the weighted-average common shares outstanding for diluted net increase/(decrease) in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.

(3)	Interest income for each of the three and six months ended June 30, 2016 reflects the reversel of previously accrued interest from loans to Fullbridge, Inc.

 GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (Unaudited)

	Three months ended		Three months ended
	June 30, 2017		June 30, 2016
Per Basic Share Data:
Net asset value at beginning of period	$8.83	(1)	$10.96	(1)
Net investment loss	(0.27	)(1)	(0.07	)(1)
Realized gain/(loss)	(0.03	)(1)	0.05	(1)
Change in unrealized appreciation/(depreciation)	0.57	(1)	(0.72	)(1)
Net asset value at end of period	$9.11	(1)	$10.22	(1)

Per share market value at end of period	$4.34		$5.02
Total return based on market value	(3.13	)%(2)	(10.36	)%(2)
Total return based on net asset value	3.17	%(2)	(6.75	)%(2)
Shares outstanding at end of period	22,181,003		22,181,003

Ratios / Supplemental Data:
Net assets at end of period	$202,109,771		$226,780,315
Average net assets	$196,335,041		$240,846,901

Annualized Ratios
Ratio of operating expenses to average net assets (3)	12.78%		2.33%
Ratio of operating expenses to average net assets (3)
(excluding effect of management fee waiver)	13.12%		2.33%
Ratio of net investment loss to average net assets (3)	(12.02)%		(2.42)%
Portfolio Turnover Ratio	0.00%		0.61%

	Six months ended		Six months ended
	June 30, 2017		June 30, 2016
Per Basic Share Data:
Net asset value at beginning of period	$8.66	(1)	$12.08	(1)
Net investment loss	(0.48	)(1)	(0.04	)(1)
Realized gain/(loss)	(1.14	)(1)	(0.22	)(1)
Change in unrealized appreciation/(depreciation)	2.08	(1)	(1.59	)(1)
Net asset value at end of period	$9.11	(1)	$10.22	(1)

Per share market value at end of period	$4.34		$5.02
Total return based on market value	(13.72	)%(2)	(24.05	)%(2)
Total return based on net asset value	5.20	%(2)	(15.31	)%(2)
Shares outstanding at end of period	22,181,003		22,181,003

Ratio / Supplemental Data:
Net assets at end of period	$202,109,771		$226,780,315
Average net assets	$193,899,415		$262,765,462

Annualized ratios
Ratio of operating expenses to average net assets (3)	11.86%		0.73%
Ratio of operating expenses to average net assets (3)
(excluding effect of management fee waiver)	12.22%		0.73%
Ratio of net investment loss to average net assets (3)	(11.12)%		(0.69)%
Portfolio Turnover Ratio	0.00%		2.12%

(1)	The per-share figures noted are based on a weighted average of 22,181,003 basic common shares outstanding for the three and six months ended June 30, 2017 and 2016.
(2)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.
(3)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses are not annualized. For each of the three and six months ended June 30, 2017 and 2016, the Company did not incur any non-recurring expenses. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.